                                                               Exhibit 10(a)(iv)


                                                                  EXECUTION COPY


         =============================================================



                           ELDER-BEERMAN MASTER TRUST


                          SERIES 1997-1 LOAN AGREEMENT


                          Dated as of December 30, 1997


                                      among


                       THE EL-BEE RECEIVABLES CORPORATION,

                                 as Transferor,

                            THE EL-BEE CHARGIT CORP.,

                                  as Servicer,

                             BANKERS TRUST COMPANY,

                                   as Trustee,

                     THE COLLATERAL INVESTORS PARTIES HERETO


                                       and


                          CITICORP NORTH AMERICA, INC.,

                                as Program Agent


         =============================================================



                          SERIES 1997-1 LOAN AGREEMENT

                                TABLE OF CONTENTS

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       ARTICLE I

                                        DEFINITIONS

       Section 1.01.  Defined Terms..................................................................  1
       Section 1.02.  Other Definition Provisions....................................................  4

       ARTICLE II

                      AMOUNT AND TERMS OF COMMITMENT

       Section 2.01.  Commitment.....................................................................  5
       Section 2.02.  Allocations and Distributions..................................................  5
       Section 2.03.  Fees...........................................................................  6
       Section 2.04.  Increased Costs................................................................  6
       Section 2.05.  Taxes..........................................................................  7
       Section 2.06.  Cost and Expenses.............................................................. 10
       Section 2.07.  Sharing of Payments, Etc....................................................... 10

       ARTICLE III

                      REPRESENTATIONS AND WARRANTIES

       Section 3.01.  Representations and Warranties................................................. 11

       ARTICLE IV

                      CONDITIONS PRECEDENT

       Section 4.01.  Conditions Precedent to the Purchase........................................... 13
       Section 4.02.  Further Conditions Precedent to the Purchase................................... 17

       ARTICLE V

                      COVENANTS

       Section 5.01.  Covenants...................................................................... 19



                          SERIES 1997-1 LOAN AGREEMENT

                                       ii

                                                                                                    PAGE
                                                                                                    ----

       ARTICLE VI

                                 THE PROGRAM AGENT

       Section 6.01.  Authorization and Action of the Program Agent.................................. 19
       Section 6.02.  The Program Agent's Reliance, Etc.............................................. 19
       Section 6.03.  The Program Agent and Affiliates............................................... 20
       Section 6.04.  Amendments, Waivers and Consents............................................... 20
       Section 6.05.  Collateral Investor Credit Decision............................................ 22

       ARTICLE VII

                                   MISCELLANEOUS

       Section 7.01.  Amendments and Waivers......................................................... 22
       Section 7.02.  Assignment..................................................................... 22
       Section 7.03.  Rights of Assignee............................................................. 23
       Section 7.04.  Notice of Assignment........................................................... 23
       Section 7.05.  Register....................................................................... 23
       Section 7.06.  Participations................................................................. 23
       Section 7.07.  Restrictions on Assignments and Participations................................. 24
       Section 7.08.  Notices, Etc................................................................... 24
       Section 7.09.  No Waiver; Remedies; Set-Off................................................... 25
       Section 7.10.  Binding Effect; Survival....................................................... 25
       Section 7.11.  Captions....................................................................... 25
       Section 7.12.  Integration.................................................................... 25
       Section 7.13.  Confidentiality................................................................ 25
       Section 7.14.  Reimbursement of Program Agent................................................. 26
       Section 7.15.  Limitation of Liability........................................................ 26
       Section 7.16.  No Proceedings................................................................. 27
       Section 7.17.  Governing Law.................................................................. 27
       Section 7.18.  Submission to Jurisdiction..................................................... 27
       Section 7.19.  Consent to Service of Process.................................................. 28
       Section 7.20.  Execution in Counterparts...................................................... 28
       Section 7.21.  Waiver of Jury Trial........................................................... 29

EXHIBITS

Exhibit A    Form of Transfer Supplement


                          SERIES 1997-1 LOAN AGREEMENT

                  SERIES 1997-1 LOAN AGREEMENT, dated as of December 30, 1997, among BANKERS TRUST COMPANY, as Trustee (as defined below) for the Elder-Beerman Master Trust (as defined below), THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation, as Transferor (as defined below), THE EL-BEE CHARGIT CORP. ("CHARGIT"), as Servicer (as defined below), each of the financial institutions listed as a Collateral Investor on the signature pages hereof or in a Transfer Supplement entered into in accordance with Section 7.02 (individually, a "COLLATERAL INVESTOR" and, collectively, the "COLLATERAL INVESTORS") and CITICORP NORTH AMERICA, INC., as Program Agent for the Collateral Investors (in such capacity, together with its successors and assigns in such capacity, the "PROGRAM AGENT").

                  1. The Transferor, the Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of December 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"), and the Series 1997-1 Supplement, dated as of December 30, 1997, to the Pooling and Servicing Agreement (the "SERIES 1997-1 SUPPLEMENT"). Terms defined in the Pooling and Servicing Agreement as supplemented by the Series 1997-1 Supplement, unless otherwise defined herein, are used herein as therein defined.

                  2. The Elder-Beerman Master Trust, formed under the Pooling and Servicing Agreement, may issue the Collateral Investor Certificates at the direction of the Transferor.

                  3. Subject to the terms and conditions of this Agreement and of the Series 1997-1 Supplement, the Transferor may sell the Collateral Investor Certificates to the Collateral Investors.

                  4. The Collateral Investor Certificates will be held by the Program Agent for the Collateral Investors.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINED TERMS. Whenever used in this Agreement, the following terms shall have the following meanings:

                  "AFFECTED PERSON" means any Collateral Investor (and, for purposes of Section 2.04, the Trust and the Trustee).

                          SERIES 1997-1 LOAN AGREEMENT

                  "AGREEMENT" means this Series 1997-1 Loan Agreement, as amended, supplemented or otherwise modified from time to time.

                  "ASSIGNMENT" shall have the meaning specified in Section 7.02(a).

                  "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of Ohio, or such other court as may hereafter be granted primary jurisdiction over the Reorganization Case.

                  "CHANGE IN TAX LAW" means any amendment to, or change in, the laws (or any regulations thereunder) of the United States of America or any political subdivision or taxing authority thereof or therein affecting taxation or any amendment to, or change in, an interpretation or application of, such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination).

                  "CHARGIT" shall have the meaning specified in the first paragraph hereof.

                  "CLASS" means any class of any Series of Investor
Certificates.

                  "COLLATERAL INVESTOR" shall have the meaning specified in the first paragraph hereof.

                  "COMMITMENT" means, as of any date and with respect to each Collateral Investor, the amount set forth opposite such Collateral Investor's name on the signature pages hereof or, if such Collateral Investor has entered into one or more Transfer Supplements, set forth for such Collateral Investor in the Register maintained by the Program Agent pursuant to Section 7.05 hereof as such Collateral Investor's Commitment, as the same may be reduced pursuant to any Assignment.

                  "CONFIDENTIAL INFORMATION" means any written information delivered or made available by or on behalf of the Parent (or its Affiliates or Subsidiaries), the Servicer or the Transferor to any Person in connection with or pursuant to this Agreement or the transactions contemplated hereby, other than information (i) which was publicly known, or otherwise known to such Person (other than from any party to a Transaction Document or any other Person not entitled to disclose the same free of any confidentiality requirements) at the time of disclosure or (ii) which subsequently becomes publicly known through no act or omission by such Person.



                          SERIES 1997-1 LOAN AGREEMENT

                  "CURRENT PLAN" means the Parent's Second Amended Plan of Reorganization dated November 7, 1997 and all exhibits thereto.

                  "ELIGIBLE ASSIGNEE" means a depository institution organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank authorized under any such laws), (a) whose senior long-term unsecured debt obligations are rated at least (i) A- or better by Standard & Poor's, and (ii) A3 or better by Moody's, (b) which is subject to regulation regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b), and (c) which has a combined capital and surplus of at least $500,000,000.

                  "OBLIGATIONS" means all obligations of any Originator, the Transferor, the Servicer or the Parent to any one or more of the Trustee, the Trust, the Collateral Investors, each other Indemnified Party and its respective successors, permitted transferees and assigns, arising under or in connection with the Transaction Documents, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

                  "OTHER TAXES" shall have the meaning specified in Section 2.05(b).

                  "PARENT" means the Elder-Beerman Stores Corp., an Ohio corporation.

                  "PLAN OF REORGANIZATION" means the Parent's plan of reorganization (including all exhibits thereto) ultimately confirmed by the Bankruptcy Court in the Parent's Reorganization Case.

                  "POOLING AND SERVICING AGREEMENT" shall have the meaning specified in the recitals to this Agreement.

                  "PROGRAM AGENT" shall have the meaning specified in the first paragraph hereof.

                  "PROGRAM AGENT'S ACCOUNT" shall have the meaning specified in the Series 1997-1 Certificate Purchase Agreement.

                  "PRO RATA SHARE" means, with respect to any Collateral Investor at any time, the percentage equivalent of a fraction the numerator of which shall be an amount equal to such Collateral Investor's Commitment at such time (after giving effect to all Assignments effective on or prior to such time of determination) and the denominator of which shall be an amount equal to the Commitments of all Collateral Investors at such time.


                          SERIES 1997-1 LOAN AGREEMENT

                  "PURCHASE" means the purchase under Section 2.01 of the Collateral Investor Certificates by the Collateral Investors.

                  "PURCHASE DATE" has the meaning specified in Section 2.01(a).

                  "PURCHASE PRICE" has the meaning specified in Section 2.01(a).

                  "REGISTER" has the meaning specified in Section 7.05.

                  "REORGANIZATION CASE" means the Parent's case pursuant to chapter 11 of the Bankruptcy Code administered in the Bankruptcy Court under Case No. 95-33643.

                  "REQUIRED COLLATERAL INVESTORS" means, at any time, such Collateral Investors whose Pro Rata Shares in the aggregate represent at least 66-2/3% of the aggregate of the Commitments such time.

                  "SELLER'S ACCOUNT" shall have the meaning specified in the Series 1997-1 Certificate Purchase Agreement.

                  "SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT" means the Series 1997-1 Certificate Purchase Agreement, dated as of December 30, 1997, among the Transferor, as Seller, Corporate Receivables Corporation, as Purchaser, the Liquidity Providers party thereto, Citicorp North America, Inc., as Program Agent, and the Trustee.

                  "SERIES 1997-1 SUPPLEMENT" shall have the meaning specified in the recitals of this Agreement.

                  "TAXES" shall have the meaning specified in Section 2.05(a).

                  "TRANSFER SUPPLEMENT" means a Transfer Supplement, substantially in the form of Exhibit A hereto.

                  Section 1.02. OTHER DEFINITION PROVISIONS. (a) All accounting terms not defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not completely defined, shall have the respective meanings given to them under GAAP or regulatory accounting principles, as applicable and in effect from time to time. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained herein shall control.



                          SERIES 1997-1 LOAN AGREEMENT

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; the term "including" means "including without limitation".

                  (c) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall mean "to but excluding".

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms, and to the masculine as well as the feminine and neuter genders, of such terms.


                                   ARTICLE II

                         AMOUNT AND TERMS OF COMMITMENT

                  Section 2.01. COMMITMENT. (a) Subject to the terms and conditions hereof, each Collateral Investor severally agrees to purchase the Collateral Investor Certificates, or a portion thereof, in a principal amount equal to such Collateral Investor's Commitment on the date all the conditions specified in Article IV are met or waived (the "PURCHASE DATE") for a purchase price (the "PURCHASE PRICE") equal to such amount.

                  (b) On the Closing Date and on any date on which either of the Collateral Invested Amount or the Commitment of any Collateral Investor is reduced, a duly authorized officer or employee of the Program Agent shall make appropriate notations in the Register of the Purchase Price or the amount of such reduction, as applicable.

                  (c) On the Closing Date, the Transferor will deliver to the Program Agent, on behalf of the Collateral Investors, the Collateral Investor Certificates dated the Closing Date, duly executed by the Transferor, registered in the name of the Collateral Investors and duly authenticated in accordance with the provisions of the Pooling and Servicing Agreement, against delivery by the Program Agent, on behalf of the Collateral Investors, to the Transferor, of the Purchase Price.

                  (d) On the Closing Date, each Collateral Investor shall, upon satisfaction or waiver of the applicable conditions set forth in Article IV, deposit in the Program Agent's Account such Collateral Investor's Pro Rata Share of the Purchase Price, in each case in same

                          SERIES 1997-1 LOAN AGREEMENT
day funds, and after receipt by the Program Agent of such funds, the Program Agent will deposit the same into the Seller's Account.

                  Section 2.02. ALLOCATIONS AND DISTRIBUTIONS. All allocations of Collections of Principal Receivables, Collections of Finance Charge Receivables, Loss Amounts, the Series 1997-1 Monthly Trustee's Fee, the Series 1997-1 Program Fees, the Investor Monthly Servicing Fee, Breakage Costs, all other amounts allocable with respect to the Collateral Investor Certificates, and all amounts distributable in connection with each of the foregoing, shall be allocated and distributed in accordance with the Pooling and Servicing Agreement and the Series 1997-1 Supplement.

                  Section 2.03. FEES. The Transferor shall pay to the Program Agent such fees for its own account and for the account of the Collateral Investors in such amounts and at such times as are set forth in the Fee Letter.

                  Section 2.04. INCREASED COSTS. (a) If, due to either (i) the introduction or any change in or in the interpretation of any law or regulation (other than any change by way of imposition or increase of reserve requirements included in determining the Adjusted Eurodollar Rate) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case occurring after the Purchase Date, there shall be any increase in the cost, on an after-tax basis, to any Affected Person of any commitment to make the Purchase or otherwise to maintain its Commitment or its investment in the Collateral Investor Certificates in respect of which the Collateral Investor Certificate Rate is the Assignee Rate determined by reference to the Adjusted Eurodollar Rate (excluding for purposes of this Section 2.04 any such increased costs resulting from (A) Taxes or Other Taxes (as to which Section 2.05 will govern) and (B) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state (or any political subdivision thereof) under the laws of which such Affected Person is organized or in which it is otherwise doing business), then the Transferor shall from time to time, upon demand by such Affected Person (with a copy of such demand to the Program Agent), promptly pay to the Program Agent, for the account of such Affected Person (as a third party beneficiary), additional amounts sufficient to compensate such Affected Person for such increased cost. Such demand shall be accompanied by a reasonably detailed statement as to the amount of such compensation and include a summary of the basis for such demand. A certificate as to such amounts submitted to the Transferor and the Program Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If (i) the introduction of or change in or in the interpretation of any law or regulation, (ii) compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law), in each


                          SERIES 1997-1 LOAN AGREEMENT
case occurring after the Purchase Date, affects or would affect the amount of capital required or expected to be maintained by any Affected Person, or any corporation controlling any Affected Person, and that the amount of such capital is increased by or based upon the existence of such Affected Person's commitment to make the Purchase or otherwise to maintain its Commitment or its investment in the Collateral Investor Certificates, then, upon demand to the Transferor by such Affected Person (with a copy of such demand to the Program Agent) the Transferor shall promptly pay to the Program Agent for the account of such Affected Person (as a third party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person, in light of the circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of such Affected Person's commitment to make the Purchase or otherwise maintain its Commitment or its investment in the Collateral Investor Certificates. Such demand shall be accompanied by a reasonably detailed statement as to the amount of such compensation and include a summary of the basis for such demand. A certificate as to such amounts submitted to the Transferor and the Program Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Each Affected Person will promptly notify the Transferor and the Program Agent of any event of which it has knowledge which is reasonably likely to entitle such Affected Person to compensation pursuant to this Section 2.04; PROVIDED, HOWEVER, that no failure to give or delay in giving such notification shall adversely affect the rights of such Affected Person to such compensation.

                  Section 2.05. TAXES. (a) Except as provided in subsection (g) below, any and all payments and deposits hereunder or under any other Transaction Document to or for the benefit of any Affected Person (including any payments or deposits made by the Servicer) shall be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Affected Person, taxes imposed on, or measured by reference to, its overall net income or net profits (and franchise taxes imposed in lieu thereof) by any of (i) the United States or any state thereof, (ii) the jurisdiction under the laws of which such Affected Person is organized or in which it is otherwise doing business or (iii) any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments and deposits hereunder being hereinafter referred to as "TAXES"). In addition to, without duplication, the Transferor's indemnity obligations under Section 7.03 of the Pooling and Servicing Agreement, if the Transferor, the Parent, the Trust or the Trustee shall be required by law to deduct or pay any Taxes from or in respect of any sum required to be paid or deposited hereunder or under any other Transaction Document or any instrument delivered hereunder or thereunder, to or for the benefit of any Affected Person, except as provided in subsection (g) below, (i) the Transferor shall increase the sum payable by it, the Parent, the Trust or the Trustee, as the case may be, as may be


                          SERIES 1997-1 LOAN AGREEMENT
necessary so that after making all required deductions or payments (including deductions or payments applicable to additional sums required to be paid or deposited under this Section 2.05) the amount received by the relevant Affected Person, or otherwise deposited hereunder or thereunder, shall be equal to the sum which would have been so received or deposited had no such deductions been made, (ii) the Transferor shall make such deductions or payments, or cause such deductions or payments to be made, and (iii) the Transferor shall pay or cause to be paid the full amount deducted or payable to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Transferor shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment or deposit made under any Transaction Document or from the execution, delivery or registration of, performing under, or otherwise with respect to, any Transaction Document (hereinafter referred to as "OTHER TAXES").

                  (c) The Transferor will indemnify each Affected Person for and hold it harmless against the full amount of Taxes and Other Taxes as well as for the full amount of any net increase in taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.05, imposed on or paid by such Affected Person (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or required to be paid with respect thereto. This indemnification shall be made within 30 days from the date such Affected Person makes written demand therefor to the Program Agent and the Transferor. A certificate as to the amount of such indemnification submitted to the Transferor and the Program Agent by such Affected Person setting forth the calculation thereof in reasonable detail, shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Within 30 days after the date of any payment of Taxes, the Transferor or the Trustee (as the case may be) shall furnish to the Program Agent, at its address referred to in Section 7.08, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder by or on behalf of the Transferor through an account or branch outside the United States or by or on behalf of the Transferor by a payor that is not a United States person, if the Transferor determines that no Taxes are payable in respect thereof, the Transferor shall furnish, or shall cause such payor to furnish, to the Program Agent, at such address, an Opinion of Counsel acceptable to the Program Agent stating that such payment is exempt from Taxes. For purposes of these Sections 2.05(d) and 2.05(f), the terms "UNITED STATES" and "UNITED STATES PERSON" have the meanings specified in Section 7701 of the Code.

                  (e) Notwithstanding the foregoing and any other provisions of this Section 2.05, obligations of the Trustee, if any, under this Section 2.05 shall be payable only out of the Trust Assets.


                          SERIES 1997-1 LOAN AGREEMENT

                  (f) Each Collateral Investor that is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement or on the date of the Transfer Supplement pursuant to which it became a Collateral Investor, as applicable, and from time to time thereafter as requested in writing by the Transferor or the Program Agent, provide (but only so long thereafter as such Collateral Investor remains lawfully able to do so) each of the Transferor and the Program Agent with two original Internal Revenue Service forms 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Collateral Investor is exempt from United States withholding tax or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement. If the form provided by a Collateral Investor at the time such Collateral Investor first becomes a party to this Agreement indicates a United States interest withholding tax in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Collateral Investor provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall only be considered excluded from Taxes for periods governed by such form. If any form or document referred to in this subsection (f) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service forms 1001 or 4224, that the Collateral Investor reasonably considers to be confidential, the Collateral Investor shall give notice thereof to the Transferor and the Program Agent and shall not be obligated to include in such form or document such confidential information.

                  (g) For any period with respect to which a Collateral Investor has failed to provide the Transferor and the Program Agent with the appropriate form described in subsection (f) above (OTHER THAN if such failure is due to a change in law occurring after the date on which a form originally was required to be provided by such Collateral Investor or if such form otherwise is not required under subsection (f) above), the Transferor shall not be required to make any additional payments under subsection (a) above nor shall such Collateral Investor be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that should a Collateral Investor become subject to Taxes because of its failure to deliver a form required hereunder, the Transferor shall take such steps as such Collateral Investor shall reasonably request to assist such Collateral Investor to recover such Taxes.


                          SERIES 1997-1 LOAN AGREEMENT

                  (h) Notwithstanding anything to the contrary herein, following a final determination or Opinion of Counsel based on a Change in Tax Law that the Trust will be treated as a partnership for federal income tax purposes, the Transferor or the Trustee shall be entitled to withhold any amounts required to be withheld with respect to an Affected Person under Section 1446 of the Code ("SECTION 1446 AMOUNTS") and to pay or cause such amounts to be paid to the relevant taxation authority as authorized in accordance with applicable law, and such amounts shall be deemed to have been paid to the Affected Person for all purposes of this Agreement, including Section 3.03(a). If a Section 1446 Amount is withheld with respect to an Affected Person for a taxable period other than one with respect to which such Affected Person as of the date of withholding has filed or was required to file a U.S. federal income tax return, the Trustee shall (i) promptly provide the Affected Person with appropriate written evidence reflecting the amount of and the basis for such withholding and (ii) pay to such Affected Person such additional interest as may accrue on such Section 1446 Amount from the date such amount was deemed paid to the Affected Person hereunder through the due date of the first federal income tax return (treating any required payment of estimated tax as a United States federal income tax return for such purpose) on which such Affected Person is able to take into account or otherwise request a credit or refund of such Section 1446 Amount, at a rate equal to the interest rate that would otherwise be applicable to the principal amount of the relevant Collateral Investor Certificates.

                  Section 2.06. COST AND EXPENSES. (a) In addition to the rights of indemnification granted to the Indemnified Parties pursuant to Section 7.03 of the Pooling and Servicing Agreement, the Transferor agrees to pay on demand
(i) all costs and expenses (including reasonable fees and expenses of counsel) of the Trustee and the Program Agent in connection with the arrangement, preparation, execution, delivery, closing, administration, modification, amendment, extension or waiver of the Transaction Documents (including (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Program Agent with respect thereto (including with respect to advising the Program Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Transaction Documents, with respect to negotiations with the Parent, the Transferor, the Servicer or any Originator or with other creditors of any such Person or any of its Subsidiaries arising out of any Early Amortization Event or Servicer Default, or any event or circumstance that may give rise to an Early Amortization Event or Servicer Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto), (ii) all reasonable costs and expenses of the Trustee, the Program Agent and the Collateral Investors in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Transaction Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally
                          SERIES 1997-1 LOAN AGREEMENT

(including the reasonable fees and expenses of counsel for the Trustee, the Program Agent and each Collateral Investor with respect thereto, EXCEPT that, in the case of the Collateral Investors, such fees and expenses will be payable only for a single counsel selected by the Required Collateral Investors) and
(iii) all costs and expenses of the Trustee and the Program Agent incurred as a result of the delay in or omission to make any payment with respect to amounts due under clauses (i), (ii) and (iii) hereof.

                  (b) If the Parent, the Transferor, the Servicer or any Originator fails to pay when due any costs, expenses or other amounts payable by it under any Transaction Document, including fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Person by the Program Agent or any Collateral Investor, in its sole discretion.

                  Section 2.07. SHARING OF PAYMENTS, ETC. If any Collateral Investor shall obtain at any time any payment or other recovery (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of any Obligation due and payable to such Collateral Investor under the Transaction Documents (other than pursuant to Section 2.04,
2.05 or 2.06 of this Agreement) which is in excess of its PRO RATA share (according to the proportion of (i) the amount of such Collateral Investor's Pro Rata Share of the Collateral Invested Amount at such time to (ii) the Collateral Invested Amount at such time) of payments on account of the Obligations due and payable to all Collateral Investors under the Transaction Documents at such time obtained by all Collateral Investors at such time or (b) on account of Obligations owing (but not due and payable) to such Collateral Investor under the Transaction Documents at such time in excess of its PRO RATA share (according to the proportion of (i) the amount of such Collateral Investor's Pro Rata Share of the Collateral Invested Amount at such time to (ii) the Collateral Invested Amount at such time) of payments on account of the Obligations owing (but not due and payable) to all Collateral Investors under the Transaction Documents at such time obtained by all Collateral Investors at such time, such Collateral Investor shall forthwith purchase from the other Collateral Investors such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Collateral Investor to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Collateral Investor, such purchase from each other Collateral Investor shall be rescinded and such other Collateral Investor shall repay to the purchasing Collateral Investor the purchase price to the extent of such Collateral Investor's ratable share (according to the proportion of (i) the purchase price paid to such Collateral Investor to (ii) the aggregate purchase price paid to all Collateral Investors) of such recovery together with an amount equal to such Collateral Investor's ratable share (according to the proportion of (i) the amount of such other Collateral Investor's required repayment to (ii) the total amount so recovered from the purchasing Collateral Investor) of any interest or other amount paid or payable by the purchasing Collateral Investor in respect of the total

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                                       12

amount so recovered. The Transferor agrees that the Collateral Investor so purchasing a participation from another Collateral Investor pursuant to this
Section 2.07 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Collateral Investor were the direct creditor of the Trust in the amount of such participation.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01. REPRESENTATIONS AND WARRANTIES. Each of the Transferor and the Servicer hereby represents and warrants to the Collateral Investors as follows:

                  (a) DUE ORGANIZATION, QUALIFICATION AND AUTHORIZATION. It (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and
         (iii) has all requisite corporate power and authority (including all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (b) CORPORATE POWERS AND NO CONFLICTS. The execution, delivery and performance by it of the Transaction Documents to which it is or is to be a party, the consummation of the transactions contemplated hereby and the making of each Transfer, are within its corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene or violate any Requirement of Law, (ii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting it or any of its properties or (iii) result in or require the creation or imposition of any Lien upon or with respect to any of its properties. It is not in violation of any Requirement of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.

                  (c) GOVERNMENT AUTHORIZATION AND APPROVAL. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by it of any of the Transaction Documents to which it is or is to be a party, any Transfer or the consummation of the other transactions contemplated hereby or thereby, (ii) the grant by it of the liens granted by it pursuant to the Transaction

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                                       13

         Documents, (iii) the perfection or maintenance of the liens created by the Transaction Documents (including the first priority nature thereof) or (iv) the exercise by the Trustee of its rights under the Transaction Documents or the remedies granted under the Transaction Documents, except for (A) the financing statements and other documents required to have been filed on or prior to the Effective Date pursuant to the Certificate Purchase Agreement or this Agreement for the initial Series issued pursuant to the Transaction Documents, all of which have already been duly filed and are in full force and effect, (B) the filing from time to time of any amendments, assignments, continuation statements or other documents which may become required pursuant to Sections 2.05(i) or 3.03(b)(viii) of the Pooling and Servicing Agreement and (C) any properly completed and executed UCC-3 termination statements which shall have been delivered to the Program Agent on or before the Effective Date.

                  (d) ENFORCEABILITY. Each Transaction Document to which it is or is to be a party constitutes its legal, valid and binding obligation enforceable against it in accordance with such Transaction Document's terms (except as such enforceability may be limited by Debtor Relief
         Laws). Each Transaction Document is in full force and effect and is not subject, as to the Transferor or the Servicer, as the case may be, to any specific dispute, offset, counterclaim or defense of the Transferor or the Servicer, as the case may be.

                  (e) NO LITIGATION. There is no action, suit, investigation, litigation or proceeding affecting it, pending or threatened before any Governmental Authority or arbitrator that (i) could have a Material Adverse Effect, (ii) purports to affect the legality, validity or enforceability of any Transaction Document or the consummation of the transactions contemplated hereby or (iii) could adversely affect the income tax attributes of the Trust.

                  (f) POOLING AND SERVICING AGREEMENT REPRESENTATIONS AND WARRANTIES. The Transferor's representations and warranties in Sections
         2.03 and 2.04 of the Pooling and Servicing Agreement and the Servicer's representations and warranties in Section 3.03 of the Pooling and Servicing Agreement are true and correct in all material respects on or as of the dates they were made or deemed made.



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                                       14


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                  Section 4.01. CONDITIONS PRECEDENT TO THE PURCHASE. The making of the Purchase hereunder is subject to the following conditions precedent:

                  (a) The Bankruptcy Court shall have entered an order or orders confirming the Plan of Reorganization, such order or orders shall have not been judicially stayed and such order or orders shall be satisfactory in form and substance to the Program Agent.

                  (b) The Parent shall not have waived any material condition of the Plan of Reorganization without the consent of the Program Agent and all material changes and deviations in the Plan of Reorganization from the Current Plan shall be satisfactory in form and substance to the Program Agent.

                  (c) The Plan of Reorganization shall be substantially consummated (or will be substantially consummated with the distributions required to be made with the proceeds of the drawings under the Credit Agreement and the proceeds of the Purchases under the Transaction Documents).

                  (d) The Program Agent shall have received on or before the Purchase Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Program Agent:

                           (i) Certified copies of the resolutions of the Board
                  of Directors of the Parent, the Servicer, each other Originator, the Transferor and the Trustee approving each Transaction Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to each Transaction Document.

                           (ii) A copy of (A) the charter of the Parent, the
                  Servicer, each other Originator and the Transferor and each amendment thereto, certified (as of a date reasonably near the Purchase Date) by the Secretary of State of the jurisdiction of its incorporation as being a true and correct copy thereof and (B) a certified true and correct copy of the charter of the Parent as filed with the Secretary of State of Ohio on the Purchase Date.


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                                       15

                           (iii) A copy of a certificate of the Secretary of
                  State of the jurisdiction of its incorporation, dated reasonably near the Purchase Date, certifying that (A) the Transferor has paid all franchise taxes to the date of such certificate and (B) the Parent, the Servicer, each other Originator and the Transferor are in good standing under the laws of the jurisdiction of its incorporation.

                           (iv) A certificate of the Parent, the Servicer, each
                  other Originator and the Transferor, signed on behalf of the Parent, the Servicer, each other Originator and the Transferor, respectively, by its President or a Vice President, dated the Purchase Date (the statements made in which certificate shall be true on and as of the Purchase
                  Date), certifying as to (A) the absence of any amendments to its charter since the date of the certificate referred to in
                  Section 4.01(d)(ii), (B) a true and correct copy of its bylaws (and all amendments thereto) as in effect on the Purchase Date, (C) its due incorporation and good standing as a corporation organized under the laws of the jurisdiction of its incorporation and the absence of any proceeding for its dissolution or liquidation, (D) the truth of its representations and warranties contained in the Transaction Documents as though made on and as of the Purchase Date and
                  (E) the absence of any event occurring and continuing, or resulting from the Purchase, that constitutes, or with notice or the lapse of time would constitute, an Early Amortization Event or a Termination Event (as defined in the Purchase Agreements).

                           (v) A certificate of the Secretary or an Assistant
                  Secretary (or, in the case of the Trustee, an Assistant Treasurer) of the Parent, the Servicer, each other Originator, the Transferor and the Trustee certifying the names and true signatures of the officers of the Parent, the Servicer, each other Originator, the Transferor and the Trustee, respectively, authorized to sign the Transaction Documents to which such Person is a party and any other documents contemplated hereunder or thereunder, and appropriately evidencing the incumbency of such officers and such Secretary or Assistant Secretary.

                           (vi) A certificate of the Trustee, signed on its
                  behalf by its President or a Vice President or any Assistant Treasurer, dated the Purchase Date (the statements made in which certificate shall be true on and as of the Purchase
                  Date), certifying as to (A) a true and correct copy of its bylaws (and all amendments thereto) as in effect on the Purchase Date and (B) the due authentication of the Collateral Investor Certificates.

                           (vii) A favorable opinion of Jones, Day, Reavis &
                  Pogue, counsel for the Parent, the Servicer, each other Originator and the Transferor, in form and


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                                       16

                  substance satisfactory to the Program Agent, which shall include, without limitation, (A) an opinion as to the perfection of the transfers of the Receivables, (B) an opinion as to enforceability and (C) a general corporate opinion.

                           (viii) A favorable opinion of Jones, Day, Reavis &
                  Pogue, counsel for the Parent, the Servicer, each other Originator and the Transferor, in form and substance satisfactory to the Program Agent, which shall include (A) a "true sale" opinion with respect to the sales of Receivables from each Originator to the Transferor or another Originator, as the case may be, and (B) an opinion relating to the likelihood of a substantive consolidation of any Originator with the Transferor.

                           (ix) A favorable opinion of Jones, Day, Reavis &
                  Pogue, counsel for the Parent, the Servicer, each other Originator and the Transferor, in form and substance acceptable to the Program Agent, with regard to tax matters, including Federal, Ohio and New York tax matters and to the effect set forth in the first sentence of Section 3.07 of the Pooling and Servicing Agreement.

                           (x) A favorable opinion of Seward & Kissel, counsel
                  for the Trustee, in form and substance satisfactory to the Program Agent.

                           (xi) A favorable opinion of Shearman & Sterling,
                  counsel for the Program Agent, in form and substance satisfactory to the Program Agent.

                           (xii) Stamped-receipt copies or other evidence of
                  filing of proper financing statements covering the Receivables, naming the applicable Originator as seller/debtor, the Transferor or another Originator, as the case may be, as purchaser/secured party and the Trustee or Transferor, as the case may be, as assignee, or other similar instruments or documents, as may be necessary or, in the opinion of the Program Agent, desirable under the UCC of any appropriate jurisdiction or other applicable law to perfect Chargit's and the Transferor's respective first priority interests in the Receivables and the assignment thereof by the Transferor to the Trustee.

                           (xiii) Stamped-receipt copies or other evidence of
                  filing of proper financing statements covering the Receivables and the other Trust Assets, naming the Transferor as seller/debtor and the Trustee as purchaser/secured party, or other similar instruments or documents, as may be necessary or, in the opinion of the Program Agent, desirable under the UCC of any appropriate



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                                       17

                  jurisdiction or other applicable law to perfect the Trustee's first priority interest in the Trust Assets.

                           (xiv) Copies of proper financing statements (Form
                  UCC-3) and other documents to be duly filed on or about the Purchase Date, if any, necessary to release all security interests and other rights of any Person in the Receivables granted by any Originator or the Transferor other than to the Trustee or the secured parties under the Collateral Documents (as defined in the Credit Agreement).

                           (xv) Certified copies of completed requests for
                  information or a similar search report certified by a party acceptable to the Program Agent dated a date reasonably near the Purchase Date, listing all effective financing statements which name as debtor any Originator or the Transferor (under such Originator's or Transferor's present name and any previous name) and which are filed in the jurisdictions in which filings were made pursuant to Sections 4.01(d)(xii) and 4.01(d)(xiii) together with copies of such financing statements (none of which (except those with respect to which releases have been obtained pursuant to Section 4.01(d)(xiv) above) shall cover any property which may be Receivables or Collections).

                           (xvi) A Collection Account Letter substantially in
                  the form of Exhibit E to the Pooling and Servicing Agreement, in respect of each Collection Account maintained by the Servicer, duly executed by each Person with whom such Collection Account is maintained.

                           (xvii) An executed subordinated note substantially in
                  the form of Exhibit A to the Purchase Agreement between the Transferor and Chargit, to be delivered by the Transferor to Chargit.


                           (xviii) The Collateral Investor Certificates,
                  delivered in accordance with the provisions of Section
                  2.01(c).

                           (xix) Evidence that all bank accounts required to be
                  established and maintained under any Transaction Document shall have been established.

                           (xx) Each Transaction Document duly executed by each
                  party thereto.

                           (xxi) Evidence of payment of all related fees and
                  expenses then due and payable in connection with the Transaction Documents.


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                                       18

                  Section 4.02. FURTHER CONDITIONS PRECEDENT TO THE PURCHASE. The making of the Purchase hereunder is subject to the further conditions precedent that, on the Purchase Date, the following statements shall be true (and the acceptance by the Transferor of the proceeds of such Purchase shall constitute a representation and warranty by the Transferor that on the Purchase Date such statements are true):

                  (a) No event or condition has occurred and is continuing that constitutes, or with notice or lapse of time or both would constitute, a Termination Event (as defined in each of the Purchase Agreements), Early Amortization Event or Servicer Default;

                  (b) The Revolving Period shall not have ended and an Early Amortization Period shall not have occurred and be continuing;

                  (c) The representations and warranties made by the Parent, the Originators, the Transferor and the Servicer in each Transaction Document to which it is a party shall be true and correct in all material respects as if repeated on such date (except only to the extent such representation or warranty is expressly limited to a specific date) with respect to the facts and circumstances then existing;

                  (d) The Pooling and Servicing Agreement, Series 1997-1 Supplement, Purchase Agreements, Parent Undertaking Agreement, Intercreditor Agreement, Certificate Purchase Agreement and each other Transaction Document shall be in full force and effect;

                  (e) After making the Purchase, the Collateral Invested Amount shall not exceed the aggregate amount of the Collateral Investor's Commitments on such day;

                  (f) The Program Agent shall have received by 1:00 p.m. (New York City time), on the Purchase Date, the Daily Report, which shall be prepared on a pro forma basis and shall show that the Transferor is in compliance with all of the Transaction Documents (after giving effect to the Purchase) to the extent a showing of such compliance is called for in the form thereof;

                  (g) Each Originator shall have delivered to the Transferor and the Program Agent the accounts receivable aged trial balance as of the Purchase Date of each such Originator (which, if in magnetic tape or diskette format, shall be compatible with the Transferor's, or, if applicable, the Servicer's computer equipment);

                  (h) The Servicer shall have delivered to the Transferor, in form and substance satisfactory to the Transferor and the Program Agent, a completed Monthly Servicer's Report, together with a listing of the Accounts under which all Receivables

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                                       19


         subject to each Transfer through the date of such Purchase have arisen, for the most recently ended reporting period for which such Monthly Servicer's Report as of the Purchase Date is required to be delivered pursuant to Section 3.04(b) of the Pooling and Service Agreement and, if the Servicer shall have been given not less than three Business Days' prior written notice, containing such additional information as may be reasonably requested by the Transferor and the Program Agent;

                  (i) Each Originator shall have marked its master data processing and computer records relating to the Receivables which are the subject of each Transfer through the date of such Purchase, and the Accounts under which such Receivables have arisen, with a legend, acceptable to the Program Agent, stating that such Receivables and Collections with respect thereto and other proceeds thereof, have been sold in accordance with the Transaction Documents;

                  (j) The Parent shall have entered into the Swap Agreement and the Cap Agreement, which shall be in form and substance satisfactory to the Program Agent;

                  (k) The Program Agent shall have received any other documentation and opinions required to be delivered with respect to the Transaction Documents and such other approvals, opinions or documents as reasonably requested by the Program Agent with not less than three Business Days' prior written notice;

                  (l) The combined aggregate notional amount of the Swap Agreement and the Cap Agreement shall be equal to at least the sum of the Class A Invested Amount and the Collateral Invested Amount, in each case after giving effect to such Purchase or Increase; and

                  (m) At any time after the Reserve Account has an initial credit balance equal to or exceeding the Reserve Account Required Balance, the credit balance in the Reserve Account shall be equal to at least the Reserve Account Required Balance.



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                                       20



                                    ARTICLE V

                                    COVENANTS

                  Section 5.01. COVENANTS. Each of the Transferor and the Servicer, as applicable, covenants and agrees that, unless the Required Collateral Investors shall otherwise consent in writing, it will:

                  (a) PERFORMANCE OF AGREEMENTS. For the benefit of the Program Agent and the Collateral Investors, perform on a timely basis each of their respective agreements, warranties and indemnities under, and comply in all material respects with each of the respective terms and provisions applicable to it in, the Pooling and Servicing Agreement and the Series 1997-1 Supplement.

                  (b) CERTIFICATES. Furnish to the Program Agent a copy of each certificate, report, statement, notice or other communication furnished by or on behalf of the Transferor or the Servicer to the Series 1997-1 Certificateholders, the Trustee or the Rating Agencies (including all such certificates, reports, statements, notices or other communications required to be furnished thereby to the Trustee under any Transaction Document) concurrently therewith and furnish to the Program Agent promptly after receipt thereof a copy of each notice, demand or other communication received by or on behalf of the Transferor or the Servicer, in each case, with respect to the Series 1997-1 Certificates, this Agreement, or any other Transaction Document.

                  (c) TIMELY PAYMENTS. Timely make all payments, deposits or transfers, and give all instructions to transfer, in each case required to be made by it hereunder and under any other Transaction Document.


                                   ARTICLE VI

                                THE PROGRAM AGENT

                  Section 6.01. AUTHORIZATION AND ACTION OF THE PROGRAM AGENT. Each Collateral Investor hereby appoints and authorizes the Program Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Program Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.


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                                       21

                  Section 6.02. THE PROGRAM AGENT'S RELIANCE, ETC. Neither the Program Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or the Program Agent under or in connection with the Transaction Documents, except for its or their own gross negligence or wilful misconduct. Without limiting the generality of the foregoing, the Program Agent (a) may consult with independent legal counsel (including counsel for the Trustee, the Transferor or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (b) makes no representation or warranty to the Parent, any Originator, the Transferor, the Servicer or any Beneficiary and shall not be responsible to the Parent, any Originator, the Transferor, the Servicer or any Beneficiary for any statements, representations or warranties made in or in connection with this Agreement or any of the Transaction Documents, (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Transaction Documents on the part of the Trustee, the Transferor, any Originator, the Parent or the Servicer or to inspect the property (including the books and records) of the Trust, the Trustee, the Transferor, any Originator, the Parent or the Servicer, (d) shall not be responsible to the Parent, any Originator, the Transferor, the Servicer or any Beneficiary for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Collateral Investor Certificates or any other Transaction Document or the condition or value of any Trust Asset or the creation, perfection or priority of any interest therein created or purported to be created under or in connection with the Transaction Documents (except for the execution by the Program Agent of, and legality, validity and enforceability against the Program Agent of its obligations under, the Transaction Documents to which the Program Agent is a party), and (e) shall incur no liability under or in respect of the Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties; except in each case for gross negligence or wilful misconduct on the part of the Program Agent.

                  Section 6.03. THE PROGRAM AGENT AND AFFILIATES. Citicorp North America, Inc. and its Affiliates (including Citibank, N.A.) may generally engage in any kind of business with the Transferor, the Servicer, any Originator or the Parent, any of their respective Affiliates and any Person who may do business with or own securities of the Servicer, any Originator, the Parent or any of their respective Affiliates, all as if Citicorp North America, Inc. were not the Program Agent and without any duty to account therefor to the Parent, any Originator, the Transferor, the Servicer or any Beneficiary.

                  Section 6.04. AMENDMENTS, WAIVERS AND CONSENTS. Each Collateral Investor and the Program Agent each reserves the right, in its sole discretion (subject to the next sentence), to exercise any rights and remedies available to such Collateral Investor or the


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                                       22

Program Agent under the Transaction Documents or pursuant to applicable law, and also to agree with the other parties hereto to any amendment, modification or waiver of any Transaction Document, to the extent such Transaction Document provides for, or requires, such Collateral Investor's or the Program Agent's agreement, which agreements shall be binding on each Beneficiary. Notwithstanding the foregoing, each of the Program Agent and each Collateral Investor agrees for the benefit of the Collateral Investors that it shall not, subject to the terms of the Transaction Documents:

                  (a) without the prior written consent of each of the affected Collateral Investors,

                           (i) reduce in any manner the amount of, or delay the
                  timing of, distributions to be made to any Collateral Investor Certificateholder or deposits of amounts to be so distributed, or

                           (ii) reduce any fees payable to the Program Agent or
                  any Collateral Investor which relate to payments to the Collateral Investors or delay the dates on which such fees are payable, or

                           (iii) modify any provision relating to the Reserve
                  Account, or the amounts required to be deposited therein or extend the Revolving Period, or

                           (iv) release the Parent from its obligations under
                  the Parent Undertaking Agreement, or

                           (v) amend or waive any Termination Event (as defined
                  in any Purchase Agreement) or Early Amortization Event under any Transaction Document relating to the bankruptcy of the Transferor, the Servicer or the Parent, or

                  (b) without the prior written consent of the Required Collateral Investors,

                           (i) amend, modify or waive any provision of any
                  Transaction Document which would impair in any material respect any rights expressly granted to an assignee or participant, or

                           (ii) change the definitions of Express Spread
                  Percentage, Net Loss Percentage, Dilution Ratio, Eligible Receivable, or Eligible Account, or


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                                       23


                           (iii) amend any Early Amortization Event to increase
                  the maximum permitted Net Loss Percentage or Dilution Ratio, or to decrease the minimum permitted Excess Spread Percentage, or

                           (iv) waive violations of the maximum permitted levels
                  for the Net Loss Percentage or Dilution Ratio, or of the minimum permitted level for the Excess Spread Percentage, which violations occur for more than two consecutive months or by more than 10% of such permitted levels for any time, or

                           (v) amend the amount of the Commitments.

                  Section 6.05. COLLATERAL INVESTOR CREDIT DECISION. Each Collateral Investor acknowledges that it has, independently and without reliance upon the Program Agent or any other Collateral Investor and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Collateral Investor also acknowledges that it will, independently and without reliance upon the Program Agent or any other Collateral Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.01. AMENDMENTS AND WAIVERS. Except to the extent otherwise provided in Section 6.04, no amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all parties hereto. Any waiver or consent shall be effective only if signed by the party waiving any right, in the specific instance and for the specific purpose for which given.

                  Section 7.02. ASSIGNMENT. (a) At any time and from time to time, any Collateral Investor may, by notice and delivery to the Program Agent of a fully executed Transfer Supplement, assign to any other Person all or any portion of its interest in the Certificates (which portion shall in no event evidence less than $5,000,000 of the Collateral Invested Amount then held by such Collateral Investor or, if less, the entire Collateral Invested Amount so held by such Collateral Investor) (any such assignment being an "ASSIGNMENT"); PROVIDED that (i) such assignee is an Eligible Assignee and (ii) such assignment shall comply with any applicable legal requirements including the Act. The assignee shall, upon the effectiveness of such Transfer Supplement and delivery thereof and of such other requested


                          SERIES 1997-1 LOAN AGREEMENT
documentation to the Program Agent, become entitled to the benefits hereof and subject to the obligations of the assignor hereunder.

                  (b) The Transferor agrees to execute or obtain such other documentation as may be reasonably requested by any Collateral Investor in order to effectuate any assignment under this Section 7.02 (PROVIDED that the Transferor shall not have any obligation to amend any Transaction Document in connection therewith), the costs of such documentation to be borne by the Collateral Investor.

                  Section 7.03. RIGHTS OF ASSIGNEE. Upon any assignment in accordance with this Article VIII, (a) the assignee receiving such assignment shall have all of the rights of such assignor hereunder with respect to the Collateral Investor Certificate (or portion thereof) or rights associated therewith being assigned and (b) all references to such assignor in the Transaction Documents shall be deemed to apply to such assignee to the extent of its interest therein and in the related Collections.

                  Section 7.04. NOTICE OF ASSIGNMENT. Each assignor shall provide notice to the Transferor, the Program Agent and the Trustee of any assignment of any Collateral Investor Certificate (or portion thereof) or rights associated therewith by such assignor to any assignee.

                  Section 7.05. REGISTER. The Program Agent shall maintain a copy of each Transfer Supplement delivered to and accepted by it and a register (the "REGISTER") for the recordation of the names and addresses of the Collateral Investors and the Commitment of each Collateral Investor from time to time and the Collateral Invested Amount outstanding from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Transferor, the Program Agent, the Trustee and the Collateral Investors may treat each Person whose name is recorded in the Register as a Collateral Investor hereunder for all purposes of the Transaction Documents. The Register shall be available for inspection by the Transferor, the Parent, the Trustee or any Collateral Investor at any reasonable time and from time to time upon reasonable prior notice.

                  Section 7.06. PARTICIPATIONS. At any time and from time to time any Collateral Investor may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its interest in the Collateral Investor Certificates); PROVIDED, HOWEVER, that (i) such Collateral Investor's obligations under this Agreement (including its Commitment) shall remain unchanged, (ii) such Collateral Investor shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Transferor, the Program Agent and the other Collateral Investors shall continue to deal solely and directly with such Collateral Investor in connection with the rights of such Collateral Investor and the obligations of such Collateral Investor under this Agreement and (iv) no participant under any such

                          SERIES 1997-1 LOAN AGREEMENT
participation shall have any right to approve any amendment or waiver of any provision of any Transaction Document, or any consent to any departure by any Person therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Collateral Investor Certificates or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Collateral Investor Certificates or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Receivables. Anything herein to the contrary notwithstanding, the Transferor shall not, at any time, be obligated to pay to any Collateral Investor any sum in excess of the sum the Transferor would have been obligated to pay to such Collateral Investor hereunder if such Collateral Investor had not sold any participation in its rights and obligations under this Agreement.

                  Section 7.07. RESTRICTIONS ON ASSIGNMENTS AND PARTICIPATIONS. Notwithstanding any provision of this Agreement to the contrary, no Collateral Investor shall assign any of its rights or obligations hereunder to any Person that is not a United States Person (as defined in Section 7701(a)(30) of the Code) unless such Person shall have provided the Transferor and the Program Agent with two original Internal Revenue Service forms 4224 (or a successor form certifying that the income from the Collateral Investor Certificates is effectively connected with the conduct of such Person's trade or business in the United States). Notwithstanding Sections 7.02 and 7.06, no Collateral Investor shall be entitled to assign (or sell participations in) all or any portion of its rights and obligations hereunder to (i) a partnership, grantor trust or S corporation, as such terms are defined in the Code or (ii) any Person if, following such assignment or sale to such other Person, the Trust would have more than 100 beneficial owners of Certificates (taking into account the attribution rules of Treasury Regulation Section 1.7704-2(h)). Notwithstanding the preceding sentence, each Collateral Investor shall be entitled to assign (or sell a participation in) its rights and obligations hereunder to a partnership that is a securitization company managed by Citicorp North America, Inc., PROVIDED that the Transferor receives evidence reasonably satisfactory to it that such sale or assignment will not cause the Trust to have at any time more than 100 beneficial owners (taking into account the attribution rules of Treasury Regulation Section 1.7704-2(h)).

                  Section 7.08. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or overnight courier or facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received, (b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been

                          SERIES 1997-1 LOAN AGREEMENT
given to such courier, unless sooner received by the addressee and (d) if transmitted by facsimile, when sent, upon receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Article II shall not be effective until received. Notices and communications sent hereunder on a day that is not a Business Day shall be deemed to have been sent on the next following Business Day.

                  Section 7.09. NO WAIVER; REMEDIES; SET-OFF. No failure on the part of any Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each of the Program Agent and each Collateral Investor is hereby authorized by the Transferor at any time and from time to time after the occurrence and during the continuance of an Early Amortization Event, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Program Agent and each Collateral Investor to or for the credit or the account of the Transferor against any and all of the Obligations of the Transferor now or hereafter existing, to the Program Agent, any Collateral Investor or any Affected Person, or their respective successors and assigns, irrespective of whether such Person shall have made any demand under any Transaction Document and although such Obligations may be unmatured; PROVIDED, HOWEVER, that no such Person shall exercise any such right of set-off without the prior written consent of the Program Agent. Each set-off by any Collateral Investor under this Section 7.09 against the Collateral Invested Amount shall reduce the Collateral Invested Amount accordingly.

                  Section 7.10. BINDING EFFECT; SURVIVAL. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that nothing in the foregoing shall be deemed to authorize any assignment not permitted by Section
7.02. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until one year and one day after the earlier of the date on which all Obligations are indefeasibly paid in full or the date on which the Trust shall terminate in accordance with the Pooling and Servicing Agreement. The provisions of Article II shall be continuing and shall survive any termination of this Agreement.

                  Section 7.11. CAPTIONS. The various captions (including the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

                  Section 7.12. INTEGRATION. This Agreement, together with the other Transaction Documents, contains a final and complete integration of all prior expressions by the parties

                          SERIES 1997-1 LOAN AGREEMENT
hereto with respect to the subject matter hereof and, together with all the other Transaction Documents, shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

                  Section 7.13. CONFIDENTIALITY. The Trustee, the Program Agent and the Collateral Investor Certificateholders agree, and shall cause their agents or representatives, to hold in confidence all Confidential Information; PROVIDED that nothing herein shall prevent any Collateral Investor Certificateholder from delivering copies of any financial statements and other documents constituting Confidential Information, or disclosing any other Confidential Information, to (i) such Collateral Investor Certificateholder's directors, officers, employees, agents and professional consultants, (ii) any other Collateral Investor Certificateholder or any Rating Agency, (iii) any Person to which such Collateral Investor Certificateholder offers to sell or assign or sells or assigns such Collateral Investor Certificate or any part thereof or any rights associated therewith or participation therein, PROVIDED that such Person shall have agreed to hold in confidence all Confidential Information as set forth herein, (iv) any federal or state regulatory authority having jurisdiction over such Collateral Investor Certificateholder, (v) the National Association of Insurance Commissioners or any similar organization,
(vi) any state, federal or foreign authority or examiner regulating banks or banking, (vii) to any affiliate, independent or internal auditor, agent, employee or attorney having a need to know the same, PROVIDED that such Person is advised of the confidential nature of the information being disclosed and each such recipient agrees to be bound by the terms of this Section or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such Collateral Investor Certificateholder, (b) in response to any subpoena or other legal process or (c) in connection with any litigation to which such Collateral Investor Certificateholder is a party.

                  Section 7.14. REIMBURSEMENT OF PROGRAM AGENT. Each Collateral Investor will on demand reimburse the Program Agent its Pro Rata Share of any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) which may be incurred in connection with collecting amounts owed with respect to any Collateral Investor Certificate in which such Collateral Investor purchases any interest for which the Program Agent is not promptly reimbursed by the Transferor or otherwise. Should the Program Agent later be reimbursed by the Transferor for any such amount, the Program Agent shall immediately pay to each Collateral Investor its Pro Rata Share of such amount.

                  Section 7.15. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that, except as otherwise expressly provided in any Transaction Document, (a) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings

                          SERIES 1997-1 LOAN AGREEMENT
and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement, except to the extent provided in this Agreement.

                  Section 7.16. NO PROCEEDINGS. Notwithstanding any prior termination of this Agreement, any Collateral Investor, the Trustee and the Transferor, shall not, prior to the date which is one year and one day after the last day on which any Investor Certificate shall have been outstanding, acquiesce, petition or otherwise invoke or cause the Trust or the Transferor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Transferor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Transferor or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust or the Transferor.

                  Section 7.17. GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Section 7.18. SUBMISSION TO JURISDICTION. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this


                          SERIES 1997-1 LOAN AGREEMENT

Agreement or any of the other Transaction Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  Section 7.19. CONSENT TO SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  Section 7.20. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.



                          SERIES 1997-1 LOAN AGREEMENT

                  Section 7.21. WAIVER OF JURY TRIAL. Each party to this Agreement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement, any other Transaction Document, or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto and the Collateral Investors or any other relationship existing in connection with this Agreement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

                  IN WITNESS WHEREOF, the parties hereto have caused this Series 1997-1 Loan Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                    THE EL-BEE RECEIVABLES
                                        CORPORATION, as Transferor


                                    By:
                                       -----------------------------------------
                                    Name:
                                         Title:
                                         Address: 3155 El-Bee Road
                                            Dayton, Ohio  45439


                                    THE EL-BEE CHARGIT CORP.,
                                        as Servicer


                                    By:
                                       -----------------------------------------
                                    Name:
                                         Title:
                                         Address: 3155 El-Bee Road
                                            Dayton, Ohio  45439










                          SERIES 1997-1 LOAN AGREEMENT

                                    BANKERS TRUST COMPANY,
                                       as Trustee


                                    By:
                                       -----------------------------------------
                                    Name:
                                       Title:
                                       Address: Four Albany Street

                                    New York, NY  10006


                                    CITICORP NORTH AMERICA, INC.,
                                       as Program Agent


                                    By:
                                      Name:
                                      Title:
                                      Address:  399 Park Avenue

                                   New York, NY  10043


Commitment:  $8,000,000            CITIBANK, N.A., as a Collateral Investor


                                   By:
                                     Title:
                                     Address:   399 Park Avenue

                                   New York, NY  10043



                          SERIES 1997-1 LOAN AGREEMENT

                                                                       EXHIBIT A


                           FORM OF TRANSFER SUPPLEMENT


                  Reference is made to the Series 1997-1 Loan Agreement dated as of December 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") among The El-Bee Receivables Corporation, as Transferor, The El-Bee Chargit Corp., as Servicer, the financial institutions party thereto, as Collateral Investors (the "COLLATERAL INVESTORS"), Citicorp North America, Inc., as Program Agent for the Collateral Investors, and Bankers Trust Company, as Trustee. Terms defined in the Loan Agreement unless otherwise defined herein are used herein as defined therein.

                  The "Assignor" and the "Assignee" referred to on Schedule 1 hereto agree as follows:

                  1. As of the Effective Date (defined below), the Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse to or representation of any kind (except as set forth below) from Assignor, an interest in and to the Assignor's rights and obligations under the Loan Agreement and under any other Transaction Document equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Loan Agreement and any other Transaction Document, including the Assignor's Commitment, Pro Rata Share, and Collateral Invested Amount (such rights and obligations assigned hereby being the "ASSIGNED INTERESTS"). After giving effect to such sale and assignment, the Assignee's Commitment and Pro Rata Share will be as set forth on Schedule 1 hereto.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any Lien created by Assignor; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security or ownership interest created or purported to be created under or in connection with, the Transaction Documents or any other instrument or document furnished pursuant thereto or the condition or value of any Trust Asset or any interest therein; and (iii) makes no representation or warranty and assumes no responsibility with respect to the condition (financial or otherwise) of any of the Transferor, any other Originator, the Servicer, the Parent or the Trustee or the performance or observance by any Person of any of its obligations under any Transaction Document or any other instrument or document furnished pursuant thereto.


                          SERIES 1997-1 LOAN AGREEMENT

                  3. The Assignee (i) confirms that it has received a copy of the Loan Agreement, the Pooling and Servicing Agreement, together with copies of any financialstatements delivered pursuant to Sections 2.05(f) and 3.03(b)(vii) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Program Agent, the Assignor or any other Collateral Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any of the Transaction Documents; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Program Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transaction Documents as are delegated to the Program Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Transaction Documents are required to be performed by it as a Collateral Investor; (vi) confirms that the assignment hereunder complies with any applicable legal requirements including the Securities Act; (vii) confirms that such Assignee is a United States Person (as defined in Section 7701(a)(30) of the Internal Revenue Code) or that such Assignee shall have provided the Transferor with two Internal Revenue Service forms 1001 or 4224 (or a successor form) certifying that the income from the Collateral Investor Certificates is effectively connected with the conduct of such Person's trade or business in the United States or that such income is exempt from withholding under an applicable tax treaty; (viii) confirms that such Assignee is not a partnership, grantor trust or S corporation (as such terms are defined in the Internal Revenue Code); (ix) confirms that the assignment hereunder will not result in the Trust having more than 100 beneficial owners of Certificates (taking into account the attribution rules of Treasury Regulation Section 1.7704-2(h)); and (x) attaches any other U.S. Internal Revenue Service forms required under Section 2.05 of the Loan Agreement.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Program Agent for acceptance and recording by the Program Agent. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the date of acceptance hereof by the Program Agent, unless a later effective date is specified on Schedule 1 hereto.

                  5. Upon such acceptance and recording by the Program Agent, as of the Effective Date, (i) the Assignee shall be a party to and bound by the provisions of the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Collateral Investor thereunder and under any other Transaction Document and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement and under any other Transaction Document.


                          SERIES 1997-1 LOAN AGREEMENT

                  6. Upon such acceptance and recording by the Program Agent, from and after the Effective Date, the Program Agent and Trustee shall make all payments under the Loan Agreement and the Assigned Interests (including, without limitation, all payments of the Collateral Invested Amount, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Assigned Interests for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.


                          SERIES 1997-1 LOAN AGREEMENT

                                   SCHEDULE 1
                                       TO
                               TRANSFER SUPPLEMENT



         Collateral Investor Commitment assigned:                   $__________

         Pro Rata Share assigned:                                   __________%

         Assignor's Collateral Investor Commitment
         after assignment:                                          $__________

         Assignor's Collateral Investor Commitment
         Percentage after assignment:                         __________%


Effective Date (if later than date of acceptance by Program Agent):
_______ __, ____


                                              [NAME OF ASSIGNOR], as Assignor


                                              By________________________________
                                                  Name:
                                                  Title:

                                              Dated: _________ __, ____


                                              [NAME OF ASSIGNEE], as Assignee


                                              By________________________________
                                                  Name:
                                                  Title:

                                              Dated:_________ __, ____

                                              Address for Notices:



                          SERIES 1997-1 LOAN AGREEMENT

Accepted this ____ day
of _____________, ____

CITICORP NORTH AMERICA, INC.,
  as Program Agent


By________________________________
  Name:
  Title:






                          SERIES 1997-1 LOAN AGREEMENT